                                                                    EXHIBIT 23.6



                          CONSENT OF SOUTHARD FINANCIAL



We hereby consent to the inclusion in this registration statement on Form S-4 of our opinion dated May 18, 1998 and to all references to our firm in the registration statement.


                                            /s/ Southard Financial

May 29, 1998